UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)  March 15, 2005

CNH CAPITAL RECEIVABLES LLC
CNH EQUIPMENT TRUST 2005-A

(Exact Name of Registrant as Specified in its Charter)

Delaware
Delaware

(State or Other Jurisdiction of Incorporation)

333-122462	39-1995297
333-122462-01	20-2490048
(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois 60045

c/o The Bank of New York (Delaware), White Clay Center,
Route 273, Newark, Delaware 19711
(Address of Principal Executive Offices) (Zip Code)

(847) 735-9200
(302) 283-8079
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events

Reference is made to the Registrant’s Prospectus and Prospectus Supplement (the “Prospectus”)  filed with the Securities Exchange Commission (the “Commission”) on March 14, 2005 pursuant to Rule 424(b)(5), under which the Registrant is selling $1,379,000,000 aggregate principal amount of its asset backed notes (the “Notes”), in accordance with the provisions of the Securities Act of 1933, as amended.

On March 15, 2005, the Registrant received an opinion from Mayer, Brown, Rowe & Maw LLP as to the legality of the Notes to be sold under the Prospectus (the “Legality Opinion”).  A copy of the Legality Opinion is filed with this Form 8-K as Exhibit 5.1.

On March 15, 2005, the Registrant received an opinion from Mayer, Brown, Rowe & Maw LLP as to the accuracy of certain statements pertaining to tax matters contained in the Prospectus (the “Tax Opinion”).  A copy of the Tax Opinion is filed with this Form 8-K as Exhibit 8.1.

Item 9.01.                                          Financial Statements and Exhibits

(c) Exhibits.

Exhibit 5.1	Opinion of Mayer, Brown, Rowe & Maw LLP as the legality of Notes to be sold under the Prospectus.

Exhibit 8.1	Opinion of Mayer, Brown, Rowe & Maw LLP as to certain statements pertaining to tax matters contained in the Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC
(Registrant)

	By:	/s/ Brian O’Keane
Name: Brian O’Keane
Title: Assistant Treasurer

Dated: March 15, 2005

CNH EQUIPMENT TRUST 2005-A
(Co-Registrant)

	By:	CNH Capital America LLC
Administrator of the CNH Equipment Trust 2005-A

	By:	/s/ Brian O’Keane
Name: Brian O’Keane
Title: Assistant Treasurer

Dated: March 15, 2005